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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 August 4, 2003

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                    N/A
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)

                     (363 N Sam Houston Pkwy E., suite 1200
                               Houston, TX 77060)

                                 (281-876-0120)

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Item 12. Results of Operations and Financial Condition

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[August 4th, 2003]                                 By: David Russell
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